Exhibit 10

Consent of Independent Registered Public Accounting Firm

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, File No. 333-122235 under the Securities Act of 1933 and Amendment No. 15 to the Registration Statement on Form N-4, File No. 811-21703 under the Securities Act of 1940 of TFLIC Separate Account VNY of our report dated April 24, 2015 relating to the financial statements of TFLIC Separate Account VNY and to the use of our report dated April 29, 2015 with respect to the financial statements of Transamerica Financial Life Insurance Company, which appears in such Registration Statement. We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Chicago, Illinois

April 30, 2015

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to the use of our reports: (1) dated February 6, 2015, with respect to the statutory-basis financial statements and schedules of Transamerica Financial Life Insurance Company and (2) dated April 21, 2014, with respect to the financial statements of the subaccounts of TFLIC Separate Account VNY in Post-Effective Amendment No. 14 (Form N-4, No. 333-122235) and related to the Prospectus of The Advisor’s Edge NY Variable Annuity.

/s/ Ernst & Young LLP

Des Moines, IA

April 30, 2015